Income Tax - Schedule of Deferred Tax Assets (Details) - USD ($)	Apr. 30, 2025	Oct. 31, 2024
Schedule of Deferred Tax Assets [Abstract]
Net operating losses carried forward in the PRC	$ 119,211	$ 85,404
Allowance of expected credit loss	57,118	56,310
Total	176,329	141,714
Less: Valuation allowance	(119,211)	(85,404)
Deferred tax assets, net	$ 57,118	$ 56,310